                                                                                                 EXECUTION COPY

                                      ASSIGNMENT AND ASSUMPTION AGREEMENT

               ASSIGNMENT  AND  ASSUMPTION  AGREEMENT,  dated  August 31,  2007,  between  Residential  Funding
Company,  LLC, a Delaware  corporation  ("RFC"),  and Residential  Accredit Loans, Inc., a Delaware corporation
(the "Company").

                                                   Recitals

               A. RFC has entered into contracts ("Seller Contracts") with various  seller/servicers,  pursuant to which such seller/servicers sell to RFC mortgage loans.

               B. The Company  wishes to purchase  from RFC certain  Mortgage  Loans (as  hereinafter  defined)
sold to RFC pursuant to the Seller Contracts.

               C. The Company,  RFC, as master servicer,  and Deutsche Bank Trust Company Americas,  as trustee
(the "Trustee"),  are entering into a Series Supplement,  dated as of August 1, 2007 (the "Series Supplement"), and the  Standard  Terms of Pooling and  Servicing  Agreement,  dated as of August 1, 2007  (collectively,  the
"Pooling and  Servicing  Agreement"),  pursuant to which the Company  proposes to issue  Mortgage  Asset-Backed
Pass-Through  Certificates,  Series 2007-QS10 (the  "Certificates")  consisting of eleven classes designated as
Class A-1,  Class A-2,  Class A-3,  Class A-4,  Class A-5,  Class A-6, Class A-7, Class P, Class A-P, Class A-V
and Class R  Certificates;  and six classes  designated as Class M-1,  Class M-2, Class M-3  (collectively  the
"Class  M  Certificates"),  Class  B-1,  Class  B-2 and  Class  B-3  Certificates  (collectively  the  "Class B
Certificates")  representing  beneficial  ownership interests in a trust fund consisting primarily of a pool of
Mortgage Loans  identified in Exhibit One to the Series  Supplement (the "Initial  Mortgage Loans") and certain additional  Mortgage  Loans  identified  on the  Mortgage  Loan  Schedule  attached to the  related  Subsequent
Transfer  Agreement  (the  "Subsequent  Mortgage  Loans" and,  together with the Initial  Mortgage  Loans,  the
"Mortgage Loans").
               D. In  connection  with the purchase of the Mortgage  Loans,  the Company will assign to RFC the
Class  P  Certificates,  Class  A-P  Certificates,  Class  A-V  Certificates,  Class  M  Certificates,  Class B
Certificates and a de minimis portion of the Class R Certificates.
               E. In connection  with the purchase of the Mortgage Loans and the issuance of the  Certificates,
RFC wishes to make certain representations and warranties to the Company.

               F. The  Company  and RFC  intend  that the  conveyance  by RFC to the  Company of all its right, title and interest in and to the Mortgage  Loans  pursuant to this  Agreement  shall  constitute a purchase and sale and not a loan.

               NOW THEREFORE,  in  consideration  of the recitals and the mutual promises herein and other good and valuable consideration, the parties agree as follows:

               1. All capitalized  terms used but not defined herein shall have the meanings  assigned  thereto in the Pooling and Servicing Agreement.

               2. (a) Concurrently  with the execution and delivery  hereof,  RFC hereby assigns to the Company without  recourse all of its right,  title and interest in and to the Initial  Mortgage  Loans,  including  all interest  and  principal,  and with respect to the Initial  Sharia  Mortgage  Loans,  all amounts in respect of profit  payments and  acquisition  payments,  received on or with respect to the Initial  Mortgage  Loans after
August 1, 2007  (other  than  payments of  principal  and  interest,  and with  respect to the  Initial  Sharia
Mortgage Loans,  all amounts in respect of profit  payments and acquisition  payments due on the Mortgage Loans on or before August 31,  2007).  In  consideration  of such  assignment,  RFC or its designee will receive from the Company in  immediately  available  funds an amount  equal to  $312,209,155.70,  the Class P  Certificates,
Class M Certificates,  Class B Certificates,  Class A-P  Certificates,  Class A-V Certificates and a de minimis portion of the Class R Certificates.  In connection with such  assignment and at the Company's  direction,  RFC has in respect of each Initial  Mortgage  Loan  endorsed the related  Mortgage  Note (other than any  Destroyed
Mortgage Note) to the order of the Trustee and delivered an assignment of mortgage or security  instrument,  as applicable,  in  recordable  form to the  Trustee  or its agent.  The  purchase  price paid for any  Subsequent
Mortgage  Loan by the  Trustee  from funds on deposit  in the  Pre-Funding  Account,  at the  direction  of the
Depositor,  pursuant to the terms  hereunder  shall be one-hundred  percent  (100%) of the Subsequent  Transfer
Date  Principal  Balance  thereof  (as  identified  on the  Mortgage  Loan  Schedule  attached  to the  related
Subsequent Transfer Agreement provided by RFC).

        RFC and the Company  agree that the sale of each  Pledged  Asset Loan  pursuant to this  Agreement or a
Subsequent  Transfer  Agreement  will  also  constitute  the  assignment,  sale,  setting-over,   transfer  and
conveyance to the Company,  without  recourse (but subject to RFC's covenants,  representations  and warranties specifically  provided herein),  of all of RFC's obligations and all of RFC's right,  title and interest in, to and under,  whether now existing or hereafter  acquired as owner of such Pledged Asset Loan with respect to any and  all  money,  securities,  security  entitlements,  accounts,  general  intangibles,  payment  intangibles,
instruments,   documents,  deposit  accounts,   certificates  of  deposit,  commodities  contracts,  and  other investment  property and other property of whatever kind or description  consisting of, arising from or related to, (i) the Credit  Support Pledge  Agreement,  the Funding and Pledge  Agreement  among the Mortgagor or other
Person pledging the related Pledged Assets (the  "Customer"),  Combined  Collateral LLC and National  Financial
Services  Corporation,  and the Additional  Collateral  Agreement  between GMAC Mortgage,  LLC and the Customer
(collectively,  the  "Assigned  Contracts"),  (ii) all  rights,  powers  and  remedies  of RFC as owner of such
Pledged  Asset Loan under or in  connection  with the Assigned  Contracts,  whether  arising under the terms of such  Assigned  Contracts,  by statute,  at law or in equity,  or  otherwise  arising out of any default by the
Mortgagor  under or in connection  with the Assigned  Contracts,  including all rights to exercise any election or option or to make any  decision or  determination  or to give or receive any  notice,  consent,  approval or waiver  thereunder,  (iii) the Pledged  Amounts and all money,  securities,  security  entitlements,  accounts, general intangibles,  payment intangibles,  instruments,  documents, deposit accounts, certificates of deposit, commodities  contracts,  and other  investment  property and other property of whatever kind or description and all cash and non-cash  proceeds of the sale,  exchange,  or redemption of, and all stock or conversion  rights, rights to subscribe,  liquidation  dividends or preferences,  stock dividends,  rights to interest,  dividends, earnings,  income, rents, issues,  profits,  interest payments or other distributions of cash or other property that secures a Pledged Asset Loan, (iv) all documents,  books and records  concerning the foregoing  (including all computer  programs,  tapes,  disks and related items containing any such information) and (v) all insurance proceeds  (including  proceeds  from the Federal  Deposit  Insurance  Corporation  or the  Securities  Investor
Protection  Corporation  or any other  insurance  company) of any of the foregoing or  replacements  thereof or substitutions  therefor,  proceeds of proceeds and the conversion,  voluntary or  involuntary,  of any thereof.
The foregoing  transfer,  sale,  assignment and conveyance does not constitute and is not intended to result in the  creation,  or an assumption  by the Company,  of any  obligation of RFC, or any other Person in connection with the Pledged  Assets or under any agreement or instrument  relating  thereto,  including any  obligation to the Mortgagor, other than as owner of the Pledged Asset Loan.

        The  Company  and RFC intend  that the  conveyance  by RFC to the  Company of all its right,  title and interest in and to the Initial  Mortgage  Loans  pursuant to this  Section 2 shall be, and be  construed  as, a sale of the Initial  Mortgage Loans by RFC to the Company.  It is,  further,  not intended that such conveyance be  deemed  to be a pledge  of the  Initial  Mortgage  Loans by RFC to the  Company  to  secure a debt or other obligation  of RFC.  Nonetheless,  (a) this  Agreement  is  intended  to be and hereby is a security  agreement within the meaning of Articles 8 and 9 of the  Minnesota  Uniform  Commercial  Code and the Uniform  Commercial
Code of any other applicable  jurisdiction;  (b) the conveyance provided for in this Section shall be deemed to be, and  hereby is, a grant by RFC to the  Company of a  security  interest  in all of RFC's  right,  title and interest,  whether  now  owned  or  hereafter  acquired,  in and to any and all  general  intangibles,  payment intangibles,  accounts,  chattel paper,  instruments,  documents,  money,  deposit  accounts,  certificates  of deposit,  goods,  letters of credit,  advices of credit and investment  property consisting of, arising from or relating to any of the following:  (A) the Initial Mortgage Loans,  including  (i) with respect to each Initial
Cooperative Loan, the related Mortgage Note, Security Agreement,  Assignment of Proprietary Lease,  Cooperative
Stock  Certificate,  Cooperative  Lease, any insurance policies and all other documents in the related Mortgage
File,  (ii) with respect to each Initial  Sharia  Mortgage  Loan,  the related  Sharia  Mortgage  Loan Security
Instrument,  Sharia  Mortgage  Loan  Co-Ownership  Agreement,  Obligation  to  Pay,  Assignment  Agreement  and
Amendment of Security  Instrument,  any insurance policies and all other documents in the related Mortgage File and  (iii) with  respect to each Initial  Mortgage  Loan other than an Initial  Cooperative  Loan or an Initial
Sharia Mortgage Loan, the related Mortgage Note, the Mortgage,  any insurance  policies and all other documents in the  related  Mortgage  File,  (B) all  monies  due or to  become  due  pursuant  to the  Mortgage  Loans in accordance  with the terms thereof and (C) all  proceeds of the conversion,  voluntary or  involuntary,  of the foregoing into cash, instruments,  securities or other property,  including without limitation all amounts from time to time held or invested  in the  Certificate  Account or the  Custodial  Account,  whether in the form of cash,  instruments,  securities or other  property;  (c) the  possession  by the Trustee,  the Custodian or any other  agent  of the  Trustee  of  Initial  Mortgage  Notes  or such  other  items of  property  as  constitute instruments,  money, payment intangibles,  negotiable  documents,  goods, deposit accounts,  letters of credit, advices of credit,  investment  property  or chattel  paper  shall be deemed to be  "possession  by the secured party," or possession by a purchaser or a person  designated by such secured party,  for purposes of perfecting the security  interest  pursuant to the Minnesota  Uniform  Commercial Code and the Uniform  Commercial Code of
any other applicable  jurisdiction  (including,  without limitation,  Sections 8-106, 9-313 and 9-106 thereof);
and  (d) notifications to persons holding such property,  and  acknowledgments,  receipts or confirmations from
persons  holding  such  property,   shall  be  deemed   notifications  to,  or  acknowledgments,   receipts  or
confirmations from,  securities  intermediaries,  bailees or agents of, or persons holding for, (as applicable)
the Trustee for the purpose of perfecting  such  security  interest  under  applicable  law. RFC shall,  to the extent  consistent  with this Agreement,  take such  reasonable  actions as may be necessary to ensure that, if this  Agreement  were  determined  to create a security  interest in the Initial  Mortgage  Loans and the other property  described above,  such security  interest would be determined to be a perfected  security interest of first priority  under  applicable  law and will be maintained as such  throughout  the term of this  Agreement.
Without  limiting the generality of the  foregoing,  RFC shall prepare and deliver to the Company not less than
15 days prior to any filing date,  and the Company  shall file,  or shall cause to be filed,  at the expense of
RFC, all filings  necessary to maintain the  effectiveness of any original filings  necessary under the Uniform
Commercial Code as in effect in any jurisdiction to perfect the Company's  security  interest in or lien on the
Initial  Mortgage  Loans,  including  without  limitation  (x) continuation   statements,  and  (y) such  other
statements  as may be occasioned by (1) any  change of name of RFC or the Company,  (2) any  change of location of the state of formation,  place of business or the chief executive  office of RFC, or (3) any transfer of any interest of RFC in any Mortgage Loan.

               Notwithstanding  the  foregoing,  (i) the Master  Servicer  shall  retain all  servicing  rights
(including,  without  limitation,  primary  servicing and master  servicing)  relating to or arising out of the
Initial Mortgage Loans, and all rights to receive  servicing fees,  servicing income and other payments made as compensation for such servicing granted to it under the Pooling and Servicing  Agreement  pursuant to the terms and conditions set forth therein  (collectively,  the "Servicing Rights") and (ii) the Servicing Rights are not
included  in the  collateral  in which RFC grants a security  interest  pursuant to the  immediately  preceding paragraph.

        (b) Subject to the  conditions  set forth in paragraphs  (c) and (d) below (the  satisfaction  of which
(other than the  conditions  specified in paragraphs  (c)(i),  (c)(ii) and  (c)(iii))  shall be evidenced by an
Officer's  Certificate of RFC dated the date of the related Subsequent  Transfer Date), in consideration of the
Trustee's  payment of the purchase  price  provided for in this  Section 2 on one or more  Subsequent  Transfer
Dates using amounts on deposit in the Pre-Funding  Account),  RFC may, on the related Subsequent Transfer Date, sell,  transfer,  assign,  set over and convey  without  recourse to the Trustee but subject to the other terms and  provisions  of this  Agreement  all of the  right,  title  and  interest  of RFC in and to (i)  Subsequent
Mortgage Loans identified on the related  Mortgage Loan Schedule  attached to the related  Subsequent  Transfer
Agreement  delivered  by RFC on such  Subsequent  Transfer  Date,  (ii) all money due or to become  due on such
Subsequent  Mortgage  Loan and all  collections  received on or after the related  Subsequent  Cut-off Date and
(iii) all items with respect to such Subsequent  Mortgage Loans to be delivered  pursuant to Section 2(a) above and the other items in the related  Mortgage Files in accordance  with the procedures set forth in Section 2.01 of the Pooling and Servicing Agreement;  provided,  however, that RFC reserves and retains all right, title and interest in and to principal  received  and interest  accruing on such  Subsequent  Mortgage  Loan prior to the related Subsequent Cut-off Date.

        The  Trustee  and RFC intend  that the  conveyance  by RFC to the  Trustee of all its right,  title and interest in and to the  Subsequent  Mortgage  Loans pursuant to this Section 2 shall be, and be construed as, a sale  of the  Subsequent  Mortgage  Loans  by RFC to the  Trustee.  It is,  further,  not  intended  that  such conveyance  be deemed to be a pledge of the  Subsequent  Mortgage  Loans by RFC to the Trustee to secure a debt or other  obligation  of RFC.  Nonetheless,  (a) this  Agreement  is  intended  to be and  hereby is a security agreement  within the  meaning of Articles 8 and 9 of the  Minnesota  Uniform  Commercial  Code and the Uniform
Commercial Code of any other  applicable  jurisdiction;  (b) the conveyance  provided for in this Section shall be deemed to be, and hereby is, a grant by RFC to the  Trustee of a security  interest  in all of RFC's  right, title and  interest,  whether  now owned or  hereafter  acquired,  in and to any and all  general  intangibles, payment intangibles,  accounts, chattel paper, instruments,  documents,  money, deposit accounts,  certificates of deposit,  goods,  letters of credit,  advices of credit and investment  property consisting of, arising from or relating to any of the following:  (A) the  Subsequent  Mortgage Loans,  including  (i) with respect to each
Subsequent  Cooperative Loan, the related Mortgage Note, Security  Agreement,  Assignment of Proprietary Lease,
Cooperative  Stock  Certificate,  Cooperative  Lease,  any  insurance  policies and all other  documents in the related  Mortgage File, (ii) with respect to each Subsequent  Sharia Mortgage Loan, the related Sharia Mortgage
Loan  Security  Instrument,  Sharia  Mortgage  Loan  Co-Ownership  Agreement,  Obligation  to  Pay,  Assignment
Agreement and Amendment of Security  Instrument,  any insurance policies and all other documents in the related
Mortgage File and  (iii) with  respect to each  Subsequent  Mortgage  Loan other than a  Cooperative  Loan or a
Sharia Mortgage Loan, the related Mortgage Note, the Mortgage,  any insurance  policies and all other documents in the  related  Mortgage  File,  (B) all  monies  due or to  become  due  pursuant  to the  Mortgage  Loans in accordance  with the terms thereof and (C) all  proceeds of the conversion,  voluntary or  involuntary,  of the foregoing into cash, instruments,  securities or other property,  including without limitation all amounts from time to time held or invested  in the  Certificate  Account or the  Custodial  Account,  whether in the form of cash,  instruments,  securities or other  property;  (c) the  possession  by the Trustee,  the Custodian or any other  agent of the  Trustee  of  Subsequent  Mortgage  Notes or such other  items of  property  as  constitute instruments,  money, payment intangibles,  negotiable  documents,  goods, deposit accounts,  letters of credit, advices of credit,  investment  property  or chattel  paper  shall be deemed to be  "possession  by the secured party," or possession by a purchaser or a person  designated by such secured party,  for purposes of perfecting the security  interest  pursuant to the Minnesota  Uniform  Commercial Code and the Uniform  Commercial Code of
any other applicable  jurisdiction  (including,  without limitation,  Sections 8-106, 9-313 and 9-106 thereof);
and  (d) notifications to persons holding such property,  and  acknowledgments,  receipts or confirmations from
persons  holding  such  property,   shall  be  deemed   notifications  to,  or  acknowledgments,   receipts  or
confirmations from,  securities  intermediaries,  bailees or agents of, or persons holding for, (as applicable)
the Trustee for the purpose of perfecting  such  security  interest  under  applicable  law. RFC shall,  to the extent  consistent  with this Agreement,  take such  reasonable  actions as may be necessary to ensure that, if this  Agreement  were  determined  to create a security  interest in the Initial  Mortgage  Loans and the other property  described above,  such security  interest would be determined to be a perfected  security interest of first priority  under  applicable  law and will be maintained as such  throughout  the term of this  Agreement.
Without  limiting the generality of the  foregoing,  RFC shall prepare and deliver to the Trustee not less than
15 days prior to any filing date,  and the Trustee  shall file,  or shall cause to be filed,  at the expense of
RFC, all filings  necessary to maintain the  effectiveness of any original filings  necessary under the Uniform
Commercial Code as in effect in any jurisdiction to perfect the Trustee's  security  interest in or lien on the
Subsequent  Mortgage  Loans,  including  without  limitation  (x) continuation  statements,  and (y) such other statements  as may be occasioned by (1) any  change of name of RFC or the Trustee,  (2) any  change of location of the state of formation,  place of business or the chief executive  office of RFC, or (3) any transfer of any interest of RFC in any Mortgage Loan.

               The Trustee on each  Subsequent  Transfer Date shall  acknowledge  its  acceptance of all right, title and interest to the related  Subsequent  Mortgage  Loans and other  property,  existing on the Subsequent
Transfer Date and thereafter created, conveyed to it pursuant to this Section 2(b).

               The  Trustee  shall be  entitled  to all  scheduled  principal  payments  due on and after  each
Subsequent  Transfer  Date,  all other  payments of principal  due and  collected on and after each  Subsequent
Transfer Date, and all payments of interest on any related  Subsequent  Mortgage  Loans,  minus that portion of any such interest payment that is allocable to the period prior to the related Subsequent Transfer Date.

               (c)    RFC may  transfer to the Trustee  Subsequent  Mortgage  Loans and the other  property and rights related  thereto  described in Section 2(a) above,  during the Pre-Funding  Period,  upon the release of funds on deposit in the  Pre-Funding  Account,  in accordance  with the Pooling and Servicing  Agreement,  only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

               (i)    RFC shall have  provided  the  Trustee  and the Rating  Agencies  with a timely  Addition
Notice  substantially  in the form of Exhibit Nine to the Pooling and Servicing  Agreement,  which notice shall be given no later than two Business Days prior to the related  Subsequent  Transfer Date,  and shall  designate the Subsequent  Mortgage Loans to be sold to the Trustee,  the aggregate  Principal  Balance of such Subsequent
Mortgage Loans as of the related  Subsequent  Transfer Date and any other information  reasonably  requested by the Trustee with respect to such Subsequent Mortgage Loans;

               (ii)   RFC shall have  delivered to the Trustee a duly executed  Subsequent  Transfer  Agreement substantially  in the form of  Exhibit  Eight to the  Pooling  and  Servicing  Agreement,  (A)  confirming  the satisfaction  of each  condition  precedent and  representations  specified in this Section 2(c) and in Section
2(d) and in the related  Subsequent  Transfer  Agreement and (B) including a Mortgage Loan Schedule listing the
Subsequent Mortgage Loans;

               (iii)  as of each  Subsequent  Transfer  Date,  as  evidenced  by delivery to the Trustee of the
Subsequent  Transfer Agreement in the form of Exhibit Eight to the Pooling and Servicing  Agreement,  RFC shall not be insolvent, made insolvent by such transfer or aware of any pending insolvency; and

               (iv)   such sale and  transfer  shall not result in a material  adverse tax  consequence  to the
Trustee or, due to any action or inaction on the part of RFC, to the Certificateholders.

               (d)    The  obligation of the Trustee to purchase a Subsequent  Mortgage Loan on any  Subsequent
Transfer  Date is subject to the  following  conditions:  (i) each such  Subsequent  Mortgage Loan must satisfy the  representations  and warranties  specified in the form of the Subsequent  Transfer  Agreement  attached as
Exhibit  Eight  to the  Pooling  and  Servicing  Agreement  and this  Agreement;  (ii)  RFC has  selected  such
Subsequent  Mortgage  Loans  in a manner  that it  reasonably  believes  is  adverse  to the  interests  of the
Certificateholders;  and (iii) as of the related  Subsequent  Transfer Date each Subsequent  Mortgage Loan will satisfy the following  conditions:  (A) such Subsequent  Mortgage Loan may not be 30 or more days contractually delinquent as of the date of purchase;  (B) the stated  maturity of such  Subsequent  Mortgage Loan will not be later  than  September  25,  2037;  (C) such  Subsequent  Mortgage  Loan  must  have a  Loan-to-Value  Ratio at origination  of no more than  100.00%;  (D)  following the purchase of such  Subsequent  Mortgage  Loans by the
Trustee,  the  Mortgage  Loans  included in the Trust Fund must have a weighted  average  loan rate, a weighted average  remaining  term to maturity and a weighted  average  Loan-to-Value  Ratio at  origination,  as of each respective  Subsequent  Transfer Date, that does not vary  materially from the Initial  Mortgage Loans included initially in the Trust Fund;  (E) such  Subsequent  Mortgage Loan must be secured by a mortgage in a first lien position;  (F) following  the purchase of such  Subsequent  Mortgage Loan by the Trustee,  the aggregate of the
Discount  Fractions  of  the  Stated  Principal  Balance  of  the  Discount  Mortgage  Loans  will  not  exceed approximately  $3,248,911;  (G) each  Subsequent  Mortgage Loan must be  acceptable to the Rating  Agencies and will not  result in a  reduction  or  withdrawal  of any  ratings  assigned  to the  Certificates;  and (H) the purchase of such Subsequent  Mortgage Loan will not cause the  concentration of the originators or subservicers of the Mortgage  Loans  (other than  Homecomings  Financial,  LLC,  GMAC  Mortgage,  LLC and Wachovia  Mortgage
Corporation) to equal or exceed 10%, by principal amount of the Mortgage Loans.

               RFC shall not transfer  Subsequent Mortgage Loans with the intent to mitigate losses on Mortgage
Loans previously transferred.

               (e)    Within five Business Days after each  Subsequent  Transfer Date, RFC shall deliver to the
Rating  Agencies and the Trustee a copy of the a Mortgage  Loan Schedule  reflecting  the  Subsequent  Mortgage
Loans in electronic format.

               3.  Concurrently  with the  execution and delivery  hereof,  the Company  hereby  assigns to RFC without  recourse  all of its  right,  title  and  interest  in and to the  Class P  Certificates,  the Class M
Certificates,  the Class B  Certificates,  the  Class A-P  Certificates,  the Class A-V  Certificates  and a de
minimis  portion  of the  Class R  Certificates  as part of the  consideration  payable  to RFC by the  Company pursuant to this Agreement.

               4. RFC represents  and warrants to the Company that, as to each Initial  Mortgage Loan as of the date of execution  hereof (except as otherwise  specified) and, as to each Subsequent  Mortgage Loan as of each
Subsequent Transfer Date (except as otherwise specified):

               (a)    The  information  set forth in Exhibit One to the Series  Supplement with respect to each
Initial  Mortgage Loan or the Initial  Mortgage Loans, as the case may be, and the information set forth in the
Mortgage Loan Schedule attached to the related  Subsequent  Transfer  Agreement with respect to each Subsequent
Mortgage  Loan or the  Subsequent  Mortgage  Loans,  as the case may be, is true and  correct  in all  material respects, at the date or dates respecting which such information is furnished;

               (b)    Each  Mortgage  Loan is required  to be covered by a standard  hazard  insurance  policy.
Each  Mortgage Loan with a  Loan-to-Value  Ratio at  origination  in excess of 80% will be insured by a Primary
Insurance  Policy  covering at least 35% of the principal  balance of the Mortgage Loan at  origination  if the
Loan-to-Value  Ratio is between 100.00% and 95.01%,  at least 30% of the principal balance of the Mortgage Loan at origination  if the  Loan-to-Value  Ratio is between  95.00% and 90.01%,  at least 25% of the balance if the
Loan-to-Value  Ratio is between  90.00% and 85.01% and at least 12% of the balance if the  Loan-to-Value  Ratio is  between  85.00%  and  80.01%,  with the  exception  of no more  than  approximately  0.2% of the  aggregate
Principal  Balance of the Mortgage Loans. To the best of the Company's  knowledge,  each such Primary Insurance
Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

               (c)    Each Primary  Insurance  Policy insures the named insured and its successors and assigns, and the  issuer of the  Primary  Insurance  Policy is an  insurance  company  whose  claims-paying  ability  is currently acceptable to the Rating Agencies;

               (d)    Immediately  prior to the assignment of the Initial  Mortgage  Loans to the Company,  RFC
had good title to, and was the sole owner of, each Initial  Mortgage  Loan free and clear of any pledge,  lien, encumbrance or security  interest  (other than rights to servicing and related  compensation  and, with respect to certain Initial  Mortgage Loans,  the monthly payment due on the first Due Date following the Cut-off Date), and no  action  has  been  taken or  failed  to be taken by RFC that  would  materially  adversely  affect  the enforceability of any Initial Mortgage Loan or the interests therein of any holder of the Certificates;

               (e)    No Mortgage  Loan was 30 or more days  delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage  Loan has been so  delinquent  more than once in the 12-month  period prior to the Cut-off Date;

               (f)    Subject to clause  (e) above as  respects  delinquencies,  there is no  default,  breach, violation  or event of  acceleration  existing  under any Mortgage  Note or Mortgage  and no event which,  with notice and expiration of any grace or cure period,  would constitute a default,  breach,  violation or event of acceleration,  and no such default,  breach,  violation or event of acceleration  has been waived by the Seller or by any other entity involved in originating or servicing a Mortgage Loan;

               (g)    There is no delinquent tax or assessment lien against any Mortgaged Property;

               (h)    No  Mortgagor  has any  right  of  offset,  defense  or  counterclaim  as to the  related
Mortgage  Note or Mortgage  except as may be  provided  under the  Servicemembers  Civil  Relief Act,  formerly known as the  Soldiers'  and  Sailors'  Civil  Relief Act of 1940,  as amended,  and except with respect to any buydown agreement for a Buydown Mortgage Loan;

               (i)    There  are no  mechanics'  liens or claims  for work,  labor or  material  affecting  any
Mortgaged  Property  which are or may be a lien  prior to, or equal  with,  the lien of the  related  Mortgage, except such liens that are insured or indemnified  against by a title insurance  policy  described under clause
(aa) below;

               (j)    Each  Mortgaged  Property  is  free  of  damage  and in  good  repair  and no  notice  of condemnation  has been given with respect  thereto and RFC knows of nothing  involving any  Mortgaged  Property that could  reasonably be expected to materially  adversely  affect the value or marketability of any Mortgaged
Property;

               (k)    Each  Mortgage  Loan at the time it was  made  complied  in all  material  respects  with applicable  local,  state,  and federal  laws,  including,  but not limited to, all  applicable  anti-predatory lending laws;

               (l)    Each Mortgage contains  customary and enforceable  provisions which render the rights and remedies of the holder  adequate  to realize  the  benefits of the  security  against the  Mortgaged  Property, including  (i) in the  case  of a  Mortgage  that  is a deed of  trust,  by  trustee's  sale,  (ii) by  summary foreclosure,  if available under applicable law, and (iii) otherwise by foreclosure,  and there is no homestead or other  exemption  available to the  Mortgagor  that would  interfere  with such right to sell at a trustee's sale or  right to  foreclosure,  subject  in each  case to  applicable  federal  and  state  laws and  judicial precedents with respect to bankruptcy and right of redemption;

               (m)    With respect to each Mortgage  that is a deed of trust,  a trustee duly  qualified  under applicable  law to serve as such is properly  named,  designated and serving,  and except in connection  with a trustee's  sale after  default by a  Mortgagor,  no fees or  expenses  are  payable by the Seller or RFC to the trustee under any Mortgage that is a deed of trust;

               (n)    The Mortgage Loans are conventional,  fixed rate, fully-amortizing,  first mortgage loans having terms to maturity of not more than 30 years from the date of  origination or  modification  with monthly payments due, with respect to a majority of the Mortgage Loans,  on the first day of each month;

               (o)    No Mortgage Loan provides for deferred interest or negative amortization;

               (p)    If any of the Mortgage  Loans are secured by a leasehold  interest,  with respect to each leasehold  interest:  the use of leasehold  estates for residential  properties is an accepted  practice in the area where the  related  Mortgaged  Property  is  located;  residential  property  in such area  consisting  of leasehold  estates is readily  marketable;  the lease is  recorded  and no party is in any way in breach of any provision  of such  lease;  the  leasehold  is in full force and effect and is not subject to any prior lien or encumbrance by which the leasehold  could be terminated or subject to any charge or penalty;  and the remaining term of the lease does not terminate less than ten years after the maturity date of such Mortgage Loan;

               (q)    Each  Assigned  Contract  relating  to each  Pledged  Asset Loan is a valid,  binding and legally  enforceable  obligation of the parties thereto,  enforceable in accordance with their terms, except as limited by  bankruptcy,  insolvency or other similar laws  affecting  generally the  enforcement  of creditor's rights;

               (r)    The  Assignor  is the holder of all of the  right,  title and  interest  as owner of each
Pledged Asset Loan in and to each of the Assigned Contracts  delivered and sold to the Company  hereunder,  and the assignment  hereof by RFC validly  transfers  such right,  title and interest to the Company free and clear of any pledge, lien, or security interest or other encumbrance of any Person;

               (s)    The full amount of the Pledged  Amount with respect to such  Pledged  Asset Loan has been deposited  with the  custodian  under the Credit  Support  Pledge  Agreement and is on deposit in the custodial account held thereunder as of the date hereof;

               (t)    RFC is a member  of MERS,  in good  standing,  and  current  in  payment  of all fees and assessments  imposed by MERS,  and has complied with all rules and  procedures  of MERS in connection  with its assignment to the Trustee as assignee of the  Depositor of the Mortgage  relating to each Mortgage Loan that is registered  with MERS,  including,  among  other  things,  that RFC shall have  confirmed  the  transfer to the
Trustee, as assignee of the Depositor, of the Mortgage on the MERS(R)System;

               (u)    No  instrument  of release or waiver has been  executed in  connection  with the Mortgage
Loans,  and no Mortgagor has been  released,  in whole or in part from its  obligations  in  connection  with a
Mortgage Loan;

               (v)    With respect to each Mortgage  Loan,  either (i) the Mortgage Loan is assumable  pursuant to the  terms of the  Mortgage  Note,  or (ii)  the  Mortgage  Loan  contains  a  customary  provision  for the acceleration  of the  payment of the unpaid  principal  balance of the  Mortgage  Loan in the event the related
Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

               (w)    The  proceeds of the Mortgage  Loan have been fully  disbursed,  there is no  requirement for future  advances  thereunder  and any and all  requirements  as to  completion  of any  on-site or off-site improvements  and as to  disbursements  of any escrow funds  therefor  (including any escrow funds held to make
Monthly  Payments  pending  completion of such  improvements)  have been  complied  with.  All costs,  fees and expenses incurred in making, closing or recording the Mortgage Loans were paid;

               (x)    Except  with  respect  to no more than  approximately  4.4% of the  Mortgage  Loans,  the appraisal  was made by an appraiser  who meets the minimum  qualifications  for  appraisers as specified in the
Program Guide;

               (y)    To the best of RFC's knowledge,  any escrow arrangements  established with respect to any
Mortgage Loan are in compliance  with all applicable  local,  state and federal laws and are in compliance with the terms of the related Mortgage Note;

               (z)    Each Mortgage Loan was  originated (1) by a savings and loan  association,  savings bank, commercial bank, credit union,  insurance  company or similar  institution that is supervised and examined by a federal or state  authority,  (2) by a mortgagee  approved by the Secretary of HUD pursuant to Sections 203 and
211 of the National Housing Act, as amended,  or (3) by a mortgage broker or  correspondent  lender in a manner such that the  Certificates  would  qualify as  "mortgage  related  securities"  within the  meaning of Section
3(a)(41) of the Securities Exchange Act of 1934, as amended;

               (aa)   All  improvements  which  were  considered  in  determining  the  Appraised  Value of the
Mortgaged  Properties  lie wholly within the  boundaries  and the building  restriction  lines of the Mortgaged
Properties,  or the policy of title  insurance  affirmatively  insures  against loss or damage by reason of any violation,  variation,  encroachment  or  adverse  circumstance  that  either is  disclosed  or would have been disclosed by an accurate survey;

               (bb)   Each Mortgage  Note and Mortgage  constitutes  a legal,  valid and binding  obligation of the borrower,  or the consumer in the case of the Sharia  Mortgage  Loans,  enforceable in accordance  with its terms except as limited by  bankruptcy,  insolvency or other similar laws affecting  generally the  enforcement of creditor's rights;

               (cc)   None of the Mortgage  Loans are subject to the Home  Ownership and Equity  Protection Act of 1994;

               (dd)   None of the  Mortgage  Loans  are  loans  that,  under  applicable  state or local law in effect at the time of origination  of such loan,  are referred to as (1) "high cost" or "covered"  loans or (2)
any other  similar  designation  if the law imposes  greater  restrictions  or additional  legal  liability for residential mortgage loans with high interest rates, points and/or fees;

               (ee)   None of the  Mortgage  Loans  secured by a property  located in the State of Georgia were originated on or after October 1, 2002 and before March 7, 2003;

               (ff)   No Mortgage Loan is a High Cost Loan or Covered  Loan,  as applicable  (as such terms are defined in the then current Standard & Poor's LEVELS(R)Glossary which is now Version 6.0,  Appendix E (attached hereto as Exhibit A));  provided that no  representation  and warranty is made in this clause (ff) with respect to no more than 0.24% of the Mortgage Loans (by outstanding  principal  balance as of the Cut-off Date) secured by  property  located in the State of Kansas  [proviso  relating  to the State of West  Virginia  intentionally omitted];

               (gg)   With respect to each Sharia Mortgage Loan,  mortgage  pass-through  certificates or notes representing  interests in mortgage  loans that are in all  material  respects of the same type as the Mortgage
Loans,  and  which  are  structured  to  be  permissible  under  Islamic  law  utilizing  a  declining  balance co-ownership  structure,  have been, for a least one year prior to the date hereof, (a) held by investors other than employee benefit plans, and (b) rated at least BBB- or Baa3, as applicable, by a Rating Agency;

               (hh)   No fraud or  misrepresentation  has taken place in connection with the origination of any
Mortgage Loan; and

               (ii)   RFC hereby  represents  and  warrants,  after due  inquiry,  that no Mortgage  Loan has a loan-to-value ratio that exceeds 100% on the Closing Date.

               RFC shall provide  written notice to GMAC  Mortgage,  LLC of the sale of each Pledged Asset Loan to the Company  hereunder  and by the Company to the Trustee  under the Pooling and  Servicing  Agreement,  and shall  maintain  the Schedule of  Additional  Owner  Mortgage  Loans (as defined in the Credit  Support  Pledge
Agreement),  showing the Trustee as the  Additional  Owner of each such Pledged  Asset Loan,  all in accordance with Section 7.1 of the Credit Support Pledge Agreement.

        Upon  discovery  by RFC or upon notice  from the  Company or the  Trustee of a breach of the  foregoing representations  and  warranties in respect of any Mortgage  Loan which  materially  and adversely  affects the interests of any holders of the  Certificates  or of the Company in such Mortgage  Loan or upon the  occurrence of a  Repurchase  Event  (hereinafter  defined),  notice of which  breach or  occurrence  shall be given to the
Company by RFC, if it  discovers  the same,  RFC shall,  within 90 days after the earlier of its  discovery  or receipt of notice  thereof,  either cure such breach or  Repurchase  Event in all material  respects or, either
(i) purchase such  Mortgage  Loan from the Trustee or the Company,  as the case may be, at a price equal to the
Purchase  Price for such Mortgage  Loan or (ii)  substitute a Qualified  Substitute  Mortgage Loan or Loans for
such  Mortgage Loan in the manner and subject to the  limitations  set forth in Section 2.04 of the Pooling and
Servicing  Agreement.  If the  breach of  representation  and  warranty  that gave  rise to the  obligation  to repurchase or substitute a Mortgage  Loan  pursuant to this Section 4 was the  representation  and warranty set forth in clause (k) or (hh) of this Section 4, then RFC shall pay to the Trust Fund,  concurrently  with and in addition to the remedies  provided in the  preceding  sentence,  an amount equal to any  liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the Trust Fund, and that directly  resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment.

               5. With  respect to each  Mortgage  Loan, a first lien  repurchase  event  ("Repurchase  Event")
shall have occurred if it is discovered  that,  as of the date  thereof,  the related  Mortgage was not a valid first  lien on the  related  Mortgaged  Property  subject  only to (i) the  lien  of real  property  taxes  and assessments not yet due and payable,  (ii) covenants,  conditions,  and restrictions,  rights of way, easements and other  matters of public  record as of the date of recording of such  Mortgage and such  permissible  title exceptions  as are listed in the Program Guide and (iii) other  matters to which like  properties  are commonly subject which do not materially  adversely affect the value,  use,  enjoyment or marketability of the Mortgaged
Property.  In addition,  with respect to any Mortgage  Loan as to which the Company  delivers to the Trustee or the Custodian an affidavit  certifying  that the original  Mortgage  Note has been lost or  destroyed,  if such
Mortgage Loan  subsequently is in default and the enforcement  thereof or of the related Mortgage is materially adversely  affected by the absence of the original  Mortgage  Note, a Repurchase  Event shall be deemed to have occurred and RFC will be obligated to repurchase  or substitute  for such Mortgage Loan in the manner set forth in Section 4 above.

               6. This  Agreement  shall  inure to the benefit of and be binding  upon the  parties  hereto and their respective successors and assigns, and no other person shall have any right or obligation hereunder.

               IN WITNESS  WHEREOF,  the parties have entered into this Assignment and Assumption  Agreement on the date first written above.

                                               RESIDENTIAL FUNDING COMPANY, LLC

                                               By:    /s/ Marguerite Steffes
                                                   Name:  Marguerite Steffes
                                                   Title: Associate

                                               RESIDENTIAL ACCREDIT LOANS, INC.

                                               By:   /s/ Heather Anderson
                                                   Name: Heather Anderson
                                                   Title: Vice President

                                                   EXHIBIT A

                               APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR
                                      FILE FORMAT FOR LEVELS(R)VERSION 6.0

APPENDIX  E - Standard & Poor's Predatory Lending Categories

Standard & Poor's has categorized  loans governed by anti-predatory  lending laws in the  Jurisdictions  listed below into three categories  based upon a combination of factors that include (a) the risk exposure  associated with the assignee  liability and (b) the tests and thresholds set forth in those laws.  Note that certain loans classified  by the  relevant  statute as Covered are  included  in  Standard & Poor's  High Cost Loan  Category because they included  thresholds and tests that are typical of what is generally  considered  High Cost by the industry.

Standard & Poor's High Cost Loan Categorization

------------------------------------------------------------------------------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
Arkansas                     Arkansas Home Loan Protection Act,       High Cost Home Loan
                             Ark. Code Ann.ss.ss.23-53-101 et seq.

                             Effective July 16, 2003
---------------------------- ---------------------------------------- --------------------------
Cleveland Heights, OH        Ordinance No. 72-2003 (PSH), Mun. Code   Covered Loan
                           ss.ss.757.01 et seq.

                             Effective June 2, 2003
---------------------------- ---------------------------------------- --------------------------
Colorado                     Consumer Equity Protection, Colo.        Covered Loan
                             Stat. Ann.ss.ss.5-3.5-101 et seq.

                             Effective for covered loans offered or
                             entered into on or after January 1,
                             2003. Other provisions of the Act took
                             effect on June 7, 2002
---------------------------- ---------------------------------------- --------------------------
Connecticut                  Connecticut Abusive Home Loan Lending    High Cost Home Loan
                             Practices Act, Conn. Gen. Stat.ss.ss.
                             36a-746 et seq.

                             Effective October 1, 2001
---------------------------- ---------------------------------------- --------------------------
District of Columbia         Home Loan Protection Act, D.C. Codess.ss. Covered Loan
                             26-1151.01 et seq.

                             Effective for loans closed on or after
                             January 28, 2003
---------------------------- ---------------------------------------- --------------------------
Florida                      Fair Lending Act, Fla. Stat. Ann.ss.ss.   High Cost Home Loan
                             494.0078 et seq.

                             Effective October 2, 2002
---------------------------- ---------------------------------------- --------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
Georgia as amended (Mar.     Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
7, 2003 - current)           Ann.ss.ss.7-6A-1 et seq.

                             Effective for loans closed on or after
                             March 7, 2003
---------------------------- ---------------------------------------- --------------------------
HOEPA Section 32             Home Ownership and Equity Protection     High Cost Loan
                             Act of 1994, 15 U.S.C.ss.1639, 12
                             C.F.R.ss.ss.226.32 and 226.34

                             Effective October 1, 1995, amendments
                             October 1, 2002
---------------------------- ---------------------------------------- --------------------------
Illinois                     High Risk Home Loan Act, Ill. Comp.      High Risk Home Loan
                             Stat. tit. 815,ss.ss.137/5 et seq.

                             Effective January 1, 2004 (prior to
                             this date, regulations under
                             Residential Mortgage License Act
                             effective from May 14, 2001)
---------------------------- ---------------------------------------- --------------------------
                             Indiana Home Loan Practices Act, Ind.
Indiana                      Code Ann.ss.ss.24-9-1-1 et seq.            High Cost Home Loans

                             Effective January 1, 2005; amended by
                             2005 HB 1179, effective July 1, 2005
---------------------------- ---------------------------------------- --------------------------
Kansas                       Consumer Credit Code, Kan. Stat. Ann.    High Loan to Value
                             ss.ss.16a-1-101 et seq.                     Consumer Loan (id.ss.
                                                                      16a-3-207) and;
                             Sections 16a-1-301 and 16a-3-207
                             became effective April 14, 1999;
                             Section 16a-3-308a became effective
                             July 1, 1999
---------------------------- ---------------------------------------- --------------------------
                                                                      High APR Consumer Loan
                                                                      (id.ss.16a-3-308a)
---------------------------- ---------------------------------------- --------------------------
Kentucky                     2003 KY H.B. 287 - High Cost Home Loan   High Cost Home Loan
                             Act, Ky. Rev. Stat.ss.ss.360.100 et seq.

                             Effective June 24, 2003
---------------------------- ---------------------------------------- --------------------------
Maine                        Truth in Lending, Me. Rev. Stat. tit.    High Rate High Fee
                             9-A,ss.ss.8-101 et seq.                    Mortgage

                             Effective September 29, 1995 and as
                             amended from time to time
---------------------------- ---------------------------------------- --------------------------
Massachusetts                Part 40 and Part 32, 209 C.M.R.ss.ss.     High Cost Home Loan
                             32.00 et seq. and 209 C.M.R.ss.ss.40.01
                             et seq.

                             Effective March 22, 2001 and amended
                             from time to time
---------------------------- ---------------------------------------- --------------------------
Nevada                       Assembly Bill No. 284, Nev. Rev. Stat.   Home Loan
                             ss.ss.598D.010 et seq.

                             Effective October 1, 2003
---------------------------- ---------------------------------------- --------------------------
New Jersey                   New Jersey Home Ownership Security Act   High Cost Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- --------------------------
New Mexico                   Home Loan Protection Act, N.M. Rev.      High Cost Home Loan
                             Stat.ss.ss.58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ---------------------------------------- --------------------------
New York                     N.Y. Banking Law Article 6-l             High Cost Home Loan

                             Effective for applications made on or
                             after April 1, 2003
---------------------------- ---------------------------------------- --------------------------
North Carolina               Restrictions and Limitations on High     High Cost Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- --------------------------
Ohio                         H.B. 386 (codified in various sections   Covered Loan
                             of the Ohio Code), Ohio Rev. Code Ann.
                           ss.ss.1349.25 et seq.

                             Effective May 24, 2002
---------------------------- ---------------------------------------- --------------------------
Rhode Island                 Rhode Island Home Loan Protection Act,   High Cost Home Loan
                             R.I. Gen. Lawsss.ss.34-25.2-1 et seq.
                             Effective December 31, 2006
---------------------------- ---------------------------------------- --------------------------
Oklahoma                     Consumer Credit Code (codified in        Subsection 10 Mortgage
                             various sections of Title 14A)

                             Effective July 1, 2000; amended
                             effective January 1, 2004
---------------------------- ---------------------------------------- --------------------------
South Carolina               South Carolina High Cost and Consumer    High Cost Home Loan
                             Home Loans Act, S.C. Code Ann.ss.ss.
                             37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- --------------------------
Tennessee                    Tennessee Home Loan Protection Act,      High Cost Home Loan
                             Tenn. Code Ann.ss.ss.45-20-101 et seq.
                             Effective January 1, 2007
---------------------------- ---------------------------------------- --------------------------
West Virginia                West Virginia Residential Mortgage       West Virginia Mortgage
                             Lender, Broker and Servicer Act, W.      Loan Act Loan
                             Va. Code Ann.ss.ss.31-17-1 et seq.

                             Effective June 5, 2002
---------------------------- ---------------------------------------- --------------------------

Standard & Poor's Covered Loan Categorization

---------------------------- ---------------------------------------- --------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Covered Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
New Jersey                   New Jersey Home Ownership Security Act   Covered Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective November 27, 2003 - July 5,
                             2004
---------------------------- ---------------------------------------- --------------------------

Standard & Poor's Home Loan Categorization

------------------------------------------------------------------------------------------------
    State/Jurisdiction           Name of Anti-Predatory Lending            Category under
                                                                             Applicable
                                                                       Anti-Predatory Lending
                                       Law/Effective Date                        Law
---------------------------- ---------------------------------------- --------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Home Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- --------------------------
New Jersey                   New Jersey Home Ownership Security Act   Home Loan
                             of 2002, N.J. Rev. Stat.ss.ss.46:10B-22
                             et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- --------------------------
New Mexico                   Home Loan Protection Act, N.M. Rev.      Home Loan
                             Stat.ss.ss.58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ---------------------------------------- --------------------------
North Carolina               Restrictions and Limitations on High     Consumer Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- --------------------------
South Carolina               South Carolina High Cost and Consumer    Consumer Home Loan
                             Home Loans Act, S.C. Code Ann.ss.ss.
                             37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- --------------------------